UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2026

ATLANTIC INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)

(201) 899-4470

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Common stock, $0.00001 par value per share	ATLN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 2.01 is incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 23, 2026, (the “Closing Date”), Atlantic International Corp. (“Atlantic” or the “Company”), completed the acquisition (the “Acquisition”) of Circle8 Group B.V. (“Circle8”), a company organized under the laws of the Netherlands, pursuant to the terms of the Acquisition Agreement, dated January 22, 2026 (the “Acquisition Agreement”), by and among the Company, Axiom Partners GmbH (“Axiom”) and Circle8. Capitalized terms used in this Item 2.01, but not otherwise defined, have the meaning ascribed to such terms in the Acquisition Agreement, a copy of which is filed herewith as Exhibit 2.1.

Circle8 is in the business of procuring information technology staffing and recruiting professionals in the subdisciplines of information technology and technology, such as artificial intelligence, security and automation in Europe (the “Business”). Circle8 and its affiliates have been engaged in the Business since 2021. In 2025, Circle8 generated approximately US $780 million (unaudited) in revenues.

Circle8 was owned by Axiom, a company organized under the laws of the Swiss Republic, which in turn, is 100% owned by Mr. Guus Franke. Pursuant to the terms and conditions of his Employment and Board Service Agreement described in Item 5.02 below, Atlantic increased the size of the Board of the Company from five members to six members and Mr. Franke became the Executive Chairman of the Board of the Company upon the completion of the Acquisition. Mr. Franke had no prior relationship with the Company prior to the Acquisition.

The aggregate consideration delivered to Axiom (the “Purchase Price”) for the Circle8 equity was delivered as follows:

(a) Atlantic issued to Guus Franke (or his assignees) 12,516,070 shares of common stock, par value $0.00001 per share (“Common Stock”) equal to 19.99% of the issued and outstanding shares of Common Stock as of 12:01 a.m. on the Closing Date (the “Initial Share Consideration”) in compliance with Nasdaq Listing Rule 5635; and

(b) Atlantic issued a convertible promissory note (the “Convertible Note”) to Axiom in the principal amount of $161,961,751.20 convertible into an aggregate of 53,291,744 shares of Common Stock equal to (i) 65,807,814 shares of Common Stock on a Fully Diluted Basis minus (ii) the 19.99% shares (12,516,070) of Common Stock issued to Mr. Franke as Initial Share Consideration (the “Convertible Note Consideration”).

In addition, in the event there is a forced conversion of the Convertible Promissory Note issued on June 18, 2024, as amended, to IDC Technologies, Inc. (as assigned), Atlantic shall increase the number of shares issued to Mr. Franke (or his assignees) as necessary, so that Mr. Franke shall receive the Convertible Note Consideration.

The Acquisition Agreement provides that if Circle8 Group records revenue greater than EU €600 million for calendar year 2026, Axiom shall be entitled to an additional bonus of US $2.5 million. In addition to the Purchase Price, Atlantic shall pay to Axiom a one-time Profit Payment equal to the net profit of Circle8 Group Financial Statements for the year ended December 31, 2025. The Profit Payment shall be paid the earlier of: (i) when there is sufficient funds for Atlantic to pay as determined in good faith by Axiom and Atlantic or (ii) three years from the Closing Date.

The Acquisition Agreement provides that the parties shall prepare and file with the Securities and Exchange Commission (the “SEC”) within five (5) Business Days of receipt of all required Circle8 Group Financial Statements, a proxy statement for the solicitation of proxies from Atlantic stockholders for the matters to be voted upon at the Atlantic Stockholders Special Meeting in connection with the conversion of the Convertible Note into Convertible Note Consideration in compliance with Nasdaq Listing Rule 5635 (the “Proxy Statement”). Atlantic has obtained duly executed voting and support agreements (the “Voting Agreements”) concurrently with the execution of the Acquisition Agreement, from members of Atlantic’s Management, directors and certain of its consultants (and assignees) pursuant to which they agreed to, among other things, vote (or cause to be voted) at the Atlantic Stockholders Special Meeting, all of their shares of Atlantic Common Stock in favor of (1) approval of the Convertible Note Consideration and any additional shares acquired; (2) the transactions contemplated by the Acquisition Agreement and any ancillary agreement, and (3) approval of any proposal to adjourn the Special Meeting to a later date. Such Voting Agreements represent a sufficient number of shares to obtain the required quorum for the Special Meeting.

After the signing of the Acquisition Agreement, Atlantic obtained duly executed Voting Agreements from stockholders representing (together with the stockholders who previously executed Voting Agreements at least a majority of the issued and outstanding Common Stock as of the Closing Date.

The Acquisition Agreement provides for a clawback in the amount equal to up to the lesser of (i) ten percent (10%) of the Conversion Shares, which may be zero, and (ii) three percent (3%) of the issued and outstanding shares of Atlantic Common Stock at the time of the adjustment during the 12 month period from the Closing Date, for a material Breach of certain representations or warranties made by Axiom or Circle8; a Breach of any representation or warranty made by Axiom or Circle8 regarding Circle8 in the Acquisition Agreement which would have a Material Adverse Effect upon the business or financial condition of Atlantic taken as a whole; a Breach of any covenant or obligation of Axiom or Circle8 in the Acquisition Agreement to be performed prior to Closing which would have a Material Adverse Effect upon the business or financial condition of Atlantic taken as a whole, a material Breach of any covenant or obligation of Axiom or Circle8 in the Acquisition Agreement or the Ancillary Documents to be performed at or after Closing, or an act of Fraud that has a Material Adverse Effect upon the business or financial condition of Atlantic taken as a whole and which is confirmed by a final unappealable judgment. Atlantic agreed to indemnify Axiom and Circle8 from any Damages based upon the same conditions stated above for Axiom and Circle8.

In connection to the Acquisition, Axiom will cause Atlantic to file with the SEC an initial registration statement on Form S-3 within ten (10) Business Days after the date on which Atlantic has received all required Circle8 Group Financial Statements concerning resale of all shares received under the Initial Shares Agreement; and a Second Tranche Registration Statement concerning the Conversion Shares or Contingent Share Consideration.

The foregoing descriptions of the Acquisition Agreement and Convertible Note are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference. Certain schedules and exhibits of the Acquisition Agreement have not been filed and are available upon request of the SEC.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 2.01 with respect to the Convertible Note is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

See Item 2.01 regarding the Initial Share Consideration to Guus Franke and the issuance of shares of Common Stock pursuant to the Convertible Note Consideration to Axiom, subject to Atlantic Stockholder Approval. Pursuant to an agreement dated November 12, 2025, by and between Axiom and E.F. Hutton & Co, LLC (“EF Hutton”) concerning financial advisory services provided to Axiom, EF Hutton shall be paid a transaction fee of four million (4,000,000) shares of Common Stock. All of the shares described above were exempt from registration pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, as not involving any public offering.

ITEM 5.02 RESIGNATIONS OF DIRECTORS OR CERTAIN OFFCERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS;COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS

Guus Franke

See Item 2.01 regarding the appointment of Guus Franke as Executive Chairman of the Board of Atlantic. Mr. Franke entered into a five-year Employment and Board Service Agreement with the Company dated as of January 23, 2026 (the “Employment and Board Service Agreement”), pursuant to which he was appointed as Executive Chairman on the Closing Date. Capitalized terms used in this Item 5.02, but not otherwise defined, have the meaning ascribed to such terms in the Employment and Board Service Agreement, a copy of which is filed herewith as Exhibit 10.2.

The Employment and Board Service Agreement shall automatically renew for successive two-year periods, unless cancelled by either party upon written notice of at least 90 days prior to the end of the initial five-year term. The Employment and Board Service Agreement provides for an annual base salary of $800,000 (“Base Salary”) for the term, with five (5%) percent automatic annual increases each year.

Commencing in 2027, Mr. Franke will be eligible to receive his annual Base Salary as a bonus (“Annual Bonus”) for every calendar year his Employment and Board Service Agreement is in effect, contingent upon the Company meeting certain revenue targets. The Company shall pay a transaction bonus in the amount of USD $200,000 for any subsequent completed transaction in excess of $8 million gross, in consideration of Mr. Franke’s assistance in closing each such transaction.

In the event Mr. Franke’s services are terminated other than for Cause, he shall be entitled to: two years of Base Salary; pro-rated Annual Bonus provided he is on pace to achieve the required performance milestone for such bonus; all Accrued Benefits, and all unvested equity awards shall immediately be vested. In the event of a Change of Control, other than with Circle8, 100% of Mr. Franke’s equity and any unvested equity awards shall be immediately due and payable; performance bonuses (both current and future) shall be immediately due and payable, regardless of whether the milestone has been achieved; and all of the severance benefits set forth above shall be due and payable. Notwithstanding the foregoing, any Contract Benefits to be received upon a Change of Control that would constitute a “parachute payment” shall be reduced to the extent necessary so that no portion shall be subject to Section 4999 of the Internal Revenue Code.

The Employment and Board Service Agreement provides for a non-compete provision of one year from the termination if terminated for Cause, or six months if terminated for any other reason; and a non-solicitation provision for two years from the termination date if terminated for Cause, and one year for any other reason. The foregoing description of the Employment and Board Service Agreement is qualified in its entirety by reference to full text of the agreement which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Background

Guus Franke, age 50, has been the founder and sole owner of Axiom since 2018. Axion, the founder of Circle8 Group in 2021, is an investment advice boutique. Axiom provides M&A advisory, full services transaction support including corporate finance and private equity strategy. Axiom is an investment platform designed to hold, acquire and scale the next layer of the global digital economy. Through Axiom, Mr. Franke founded Circle8 Group as a pan-European platform for AI talent, compliance-grade consultancy (cloud, IT migration, AI and Cyber) and workforce execution for highly regarded sections.

Prior to forming Axiom and Circle8 Group, from 2020 to 2021, Mr. Franke was Managing Director, Riverrock European Capital Partners LLP, where he was responsible for the European AR and Syndicate SSL strategy. From 2018 to 2020, Mr. Franke was co-founder of Pilatus AG, an investment platform where he was responsible for deal sourcing, performance management, syndication and deal coordination. From 2014 to 2018 he was co-founder of Nedfact, an investment structure and debt advisor. From 2011 to 2014 he was a partner at a Tier 1 sponsor firm, responsible for M&A and debt structuring. Prior thereto he was a KPMG Partner, Private Corporate Finance.

Jeffrey Jagid

On January 23, 2026, the Company entered into a First Amendment (the “Amendment”) to Executive Employment Agreement with Jeffrey Jagid, as Chief Executive Officer. The Amendment is to the Executive Employment Agreement dated as of June 18, 2024 (the ”Agreement”). Pursuant to the terms of the Amendment, the Employment Term was extended from June 18, 2029 to January 31, 2031; the Annual Base Salary was increased from $500,000 to $800,000; the Annual Bonus was increased from $500,000 to $800,000, and the Transaction Bonus was increased from $100,000 to $225,000, effective January 1, 2026. In addition, Mr. Jagid shall be entitled to a one-time bonus of $300,000 should the Company complete a registered direct offering or any other type of financing of at least $5,000,000 in 2026. Each of the Company’s enumerated subsidiaries shall be jointly and severally liable for and unconditionally guarantees the payment and performance of all obligations and agreements under the Amendment. Furthermore, upon an Event of Default Mr. Jagid shall be entitled to file an executed Confession of Judgement against the Company and its subsidiaries for severance.

Michael Tenore

On January 23, 2026, the Company entered into a First Amendment (the “Amendment”) to Executive Employment Agreement with Michael Tenore, as Secretary and General Counsel. The Amendment is to the Executive Employment Agreement dated as of June 18, 2024 (the ”Agreement”). Pursuant to the terms of the Amendment, the Employment Term was extended from June 18, 2029 to January 31, 2031; the Annual Base Salary was increased from $300,000 to $325,000; the Annual Bonus was increased from $100,000 to $150,000 and the Transaction Bonus was increased from $75,000 to $150,000 effective January 1, 2026. In addition, Mr. Tenore shall be entitled to a one-time bonus of $300,000 should the Company complete a registered direct offering or any other type of financing of at least $5,000,000 in 2026. Upon an Event of Default Mr. Tenore shall be entitled to file an executed Confession of Judgement against the Company and its subsidiaries for severance.

ITEM 8.01. OTHER EVENTS

On January 23, 2026, Atlantic issued a press release in connection with the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

This report contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this report that address activities, events or developments that Atlantic or Circle8 Group expect, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the combined Company’s anticipated continued operations and benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Atlantic and Circle8 Group, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: Atlantic Stockholder Approval; the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the Acquisition, including the possibility that any of the anticipated benefits of the Acquisition will not be realized or will not be realized within the expected time period, if at all; the occurrence of any event, change or other circumstances that could give rise to any legal proceedings that may be instituted against Atlantic, Axiom or Circle8 Group or their respective directors and officers following announcement of the Acquisition; risks that the Acquisition disrupts and/or harms current plans and operations of Atlantic or Circle8 Group, including that management’s time and attention will be diverted on Acquisition-related issues ; the ability of Atlantic and Circle8 Group to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the Acquisition, legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Atlantic and Circle8 Group; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships that could affect Atlantic’s and/or Circle8 Group’s financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the Acquisition; those risks described in Item 1A of Atlantic’s Annual Report on Form 10-K, filed with the SEC on March 28, 2025, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statements on Form S-3 and Proxy Statement/prospectus.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The Company intends to file the financial statements of Circle8 Group B.V. and its subsidiaries required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Acquisition Agreement dated January 22, 2026 by and among Atlantic International Corp., Axiom Partners GmbH and Circle8 Group B.V.*
10.1	Convertible Promissory Note dated January 23, 2026, from Atlantic International Corp. to Axiom Partners GmbH.
10.2	Employment and Board Service Agreement, dated as of January 23, 2026, by and between Atlantic International Corp. and Guus Franke
10.3	First Amendment to Executive Employment Agreement dated January 23, 2026 between Atlantic International Corp. and Jeffrey Jagid.*
10.4	First Amendment to Executive Employment Agreement dated January 23, 2026 between Atlantic International Corp. and Michale S. Tenore.*
99.1	Press release dated January 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(a)(5) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2026	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer